COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	81.2%
COMMUNICATIONS—TOWERS	9.9%
American Tower Corp.		122,079	$24,056,888
Crown Castle International Corp.		82,887	10,609,536

			34,666,424

REAL ESTATE	71.3%
DATA CENTERS	8.2%
CyrusOne, Inc.		141,157	7,402,273
Digital Realty Trust, Inc.		71,340	8,489,460
Equinix, Inc.		28,584	12,953,126

			28,844,859

HEALTH CARE	8.5%
HCP, Inc.		169,861	5,316,649
New Senior Investment Group, Inc.		546,175	2,976,654
Sabra Health Care REIT, Inc.		264,889	5,157,389
Ventas, Inc.		89,952	5,739,837
Welltower, Inc.		136,664	10,605,126

			29,795,655

HOTEL	3.1%
Host Hotels & Resorts, Inc.		286,769	5,419,934
Pebblebrook Hotel Trust		84,536	2,625,688
Sunstone Hotel Investors, Inc.		186,993	2,692,699

			10,738,321

INDUSTRIALS	5.0%
Prologis, Inc.		244,668	17,603,863

NET LEASE	5.9%
Agree Realty Corp.		91,187	6,322,906
Four Corners Property Trust, Inc.		154,071	4,560,502
Gaming and Leisure Properties, Inc.		46,941	1,810,514
Spirit Realty Capital, Inc.		133,612	5,308,405
VICI Properties, Inc.		124,159	2,716,599

			20,718,926

OFFICE	7.1%
Boston Properties, Inc.		50,429	6,751,435
Douglas Emmett, Inc.		119,896	4,846,196
Hudson Pacific Properties, Inc.		97,755	3,364,727
Kilroy Realty Corp.		96,345	7,318,366
Vornado Realty Trust		40,936	2,760,724

			25,041,448

		Shares	Value
RESIDENTIAL	19.1%
APARTMENT	12.9%
Apartment Investment & Management Co., Class A		83,063	$4,177,238
Equity Residential		70,588	5,316,688
Essex Property Trust, Inc.		59,332	17,161,188
UDR, Inc.		406,756	18,491,128

			45,146,242

MANUFACTURED HOME	3.4%
Equity LifeStyle Properties, Inc.		57,861	6,613,512
Sun Communities, Inc.		45,334	5,372,986

			11,986,498

SINGLE FAMILY	2.8%
Invitation Homes, Inc.		406,519	9,890,607

TOTAL RESIDENTIAL			67,023,347

SELF STORAGE	6.2%
Extra Space Storage, Inc.		120,593	12,289,633
Life Storage, Inc.		40,328	3,922,705
Public Storage		25,307	5,511,358

			21,723,696

SHOPPING CENTERS	6.6%
COMMUNITY CENTER	3.5%
Brixmor Property Group, Inc.		119,071	2,187,334
Regency Centers Corp.		86,645	5,847,671
Weingarten Realty Investors		140,982	4,140,642

			12,175,647

FREE STANDING	0.9%
Realty Income Corp.		43,990	3,235,904

REGIONAL MALL	2.2%
Simon Property Group, Inc.		43,271	7,884,409

TOTAL SHOPPING CENTERS			23,295,960

SPECIALTY	1.6%
Iron Mountain, Inc.		58,644	2,079,516

		Shares	Value
Lamar Advertising Co., Class A		45,470	$3,603,952

			5,683,468

TOTAL REAL ESTATE			250,469,543

TOTAL COMMON STOCK (Identified cost—$200,046,871)			285,135,967

EXCHANGE-TRADED FUNDS—U.S. EQUITY	0.2%
iShares US Preferred Stock ETF		14,056	513,747

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$470,120)			513,747

PREFERRED SECURITIES—$25 PAR VALUE	13.7%
BANKS	0.4%
GMAC Capital Trust I, 8.469%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a)		35,000	911,400
Regions Financial Corp., 6.375% to 9/15/24, Series B(b),(c)		20,000	535,200

			1,446,600

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series I(b),(c)		40,000	1,067,200

REAL ESTATE	13.0%
DIVERSIFIED	1.5%
Colony Capital, Inc., 8.75%, Series E(c)		49,180	1,237,861
Colony Capital, Inc., 7.15%, Series I(c)		21,000	475,230
Colony Capital, Inc., 7.125%, Series J(c)		14,595	331,015
EPR Properties, 5.75%, Series G(c)		15,876	377,531
Investors Real Estate Trust, 6.625%, Series C(c)		19,695	488,436
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(c)		11,300	608,844
National Retail Properties, Inc., 5.70%, Series E(c)		32,000	808,640
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(c)		35,135	901,564

			5,229,121

HOTEL	2.3%
Ashford Hospitality Trust, Inc., 7.375%, Series F(c)		43,000	995,880
Ashford Hospitality Trust, Inc., 7.375%, Series G(c)		24,463	560,447
Ashford Hospitality Trust, Inc., 7.50%, Series H(c)		20,000	463,000
Ashford Hospitality Trust, Inc., 7.50%, Series I(c)		30,000	698,100
Hersha Hospitality Trust, 6.50%, Series D(c)		23,937	547,918
Hersha Hospitality Trust, 6.50%, Series E(c)		10,348	247,110
Pebblebrook Hotel Trust, 6.30%, Series F(c)		38,944	969,706
RLJ Lodging Trust, 1.95%, Series A(c)		19,675	495,023
Summit Hotel Properties, Inc., 6.45%, Series D(c)		26,000	653,120

		Shares	Value
Summit Hotel Properties, Inc., 6.25%, Series E(c)		41,881	$973,315
Sunstone Hotel Investors, Inc., 6.95%, Series E(c)		32,000	854,400
Sunstone Hotel Investors, Inc., 6.45%, Series F(c)		29,825	761,432

			8,219,451

INDUSTRIALS	1.5%
Monmouth Real Estate Investment Corp., 6.125%, Series C(c)		40,000	959,600
PS Business Parks, Inc., 5.75%, Series U(c)		39,173	992,644
PS Business Parks, Inc., 5.70%, Series V(c)		35,000	908,250
PS Business Parks, Inc., 5.20%, Series Y(c)		25,000	593,500
Rexford Industrial Realty, Inc., 5.875%, Series A(c)		41,973	1,033,795
STAG Industrial, Inc., 6.875%, Series C(c)		28,000	739,760

			5,227,549

MANUFACTURED HOME	0.3%
UMH Properties, Inc., 8.00%, Series B(c)		20,000	522,400
UMH Properties, Inc., 6.75%, Series C(c)		20,000	511,800

			1,034,200

NET LEASE	1.3%
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,141,148
VEREIT, Inc., 6.70%, Series F(c)		135,339	3,406,483

			4,547,631

OFFICE	0.5%
SL Green Realty Corp., 6.50%, Series I(c)		62,492	1,613,543

RESIDENTIAL	1.1%
APARTMENT	0.4%
Apartment Investment & Management Co., 6.875%(c)		23,456	598,832
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(c)		34,725	922,990

			1,521,822

SINGLE FAMILY	0.7%
American Homes 4 Rent, 6.50%, Series D(c)		36,825	975,863
American Homes 4 Rent, 6.35%, Series E(c)		36,927	963,795
American Homes 4 Rent, 6.25%, Series H(c)		22,767	573,728

			2,513,386

TOTAL RESIDENTIAL			4,035,208

SELF STORAGE	0.4%
National Storage Affiliates Trust, 6.00%, Series A(c)		25,000	622,250
Public Storage, 5.15%, Series F(c)		7,288	180,669
Public Storage, 5.60%, Series H(c)		20,000	514,800

			1,317,719

		Shares	Value
SHOPPING CENTERS	3.3%
COMMUNITY CENTER	2.0%
Cedar Realty Trust, Inc., 7.25%, Series B(c)		7,262	$177,992
Cedar Realty Trust, Inc., 6.50%, Series C(c)		15,000	318,750
Kimco Realty Corp., 5.125%, Series L(c)		15,000	353,550
Saul Centers, Inc., 6.125%, Series D(c)		17,400	421,341
SITE Centers Corp., 6.375%, Series A(c)		44,952	1,144,028
SITE Centers Corp., 6.50%, Series J(c)		70,755	1,828,309
SITE Centers Corp., 6.25%, Series K(c)		102,362	2,634,798

			6,878,768

REGIONAL MALL	1.3%
Brookfield Property REIT, Inc., 6.375%, Series A(c)		37,191	940,932
Pennsylvania REIT, 7.20%, Series C(c)		30,050	623,537
Pennsylvania REIT, 6.875%, Series D(c)		20,000	426,200
Taubman Centers, Inc., 6.50%, Series J(c)		33,470	865,869
Taubman Centers, Inc., 6.25%, Series K(c)		71,351	1,833,721

			4,690,259

TOTAL SHOPPING CENTERS			11,569,027

SPECIALTY	0.8%
Digital Realty Trust, Inc., 6.625%, Series C(c)		20,000	525,600
Digital Realty Trust, Inc., 6.35%, Series I(c)		50,000	1,295,000
Digital Realty Trust, Inc., 5.85%, Series K(c)		19,588	490,288
QTS Realty Trust, Inc., 7.125%, Series A(c)		23,400	589,680

			2,900,568

TOTAL REAL ESTATE			45,694,017

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$46,852,482)			48,207,817

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.7%
BANKS	0.5%
Bank of America Corp., 6.50% to 10/23/24, Series Z(b),(c)		$1,000,000		$1,085,625
Farm Credit Bank of Texas, 10.00%, Series 1(c)		500	†	562,500

				1,648,125

BANKS—FOREIGN	0.8%
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(b),(c),(d),(e)		400,000		419,656
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(c),(d),(e)		700,000		741,750
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(c),(e)		900,000		960,750
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(b),(c),(e),(f)		600,000		616,216

				2,738,372

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		1,300	†	1,539,525

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(f)		606,000		643,254

REAL ESTATE	0.8%
FINANCE	0.2%
AT Securities BV, 5.25% to 7/21/23 (Germany)(b),(c),(f)		750,000		715,234

OFFICE	0.1%
Boston Properties LP, 4.50%, due 12/1/28		300,000		319,788

RESIDENTIAL—SINGLE FAMILY	0.1%
American Homes 4 Rent LP, 4.90%, due 2/15/29		525,000		544,140

SPECIALTY	0.4%
Equinix, Inc., 5.375%, due 5/15/27		500,000		525,000
QTS Realty Trust, Inc., 6.50%, Series B(c)		7,800	†	847,236

				1,372,236

TOTAL REAL ESTATE				2,951,398

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$8,907,767)				9,520,674

		Shares	Value
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.35%(g)		848,799	$848,799

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$848,799)			848,799

PURCHASED OPTION CONTRACTS (Premiums paid—$49,661)	0.0%		25,210
TOTAL INVESTMENTS IN SECURITIES (Identified cost—$257,175,700)	98.0%		344,252,214
WRITTEN OPTION CONTRACTS	(0.0)		(28,703)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.0		7,120,361

NET ASSETS (Equivalent to $13.44 per share based on 26,142,041 shares of common stock outstanding)	100.0%		$351,343,872

Over-the-Counter Option Contracts

Purchased Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Paid	Value
Put — American Tower Corp.	Goldman Sachs International	$193.30	4/18/19	169	$3,330,314	$49,661	$25,210

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Received	Value
Call — American Tower Corp.	Goldman Sachs International	$199.16	4/18/19	(169)	$(3,330,314)	$(18,215)	$(24,372)
Put — American Tower Corp.	Goldman Sachs International	183.54	4/18/19	(169)	(3,330,314)	(11,647)	(4,331)
				(338)	$(6,660,628)	$(29,862)	$(28,703)

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Variable rate. Rate shown is in effect at March 31, 2019.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,161,406 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,738,372 or 0.8% of the net assets of the Fund.

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,974,704 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven-day yield.
(h)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$285,135,967	$285,135,967	$—	$—
Exchange—Traded Funds	513,747	513,747	—	—
Preferred Securities—$25 Par Value:
Real Estate—Hotel	8,219,451	7,566,331	653,120	—
Real Estate—Manufactured Home	1,034,200	511,800	522,400	—
Real Estate—Shopping Centers—Community Center	6,878,768	6,457,427	421,341	—
Other Industries	32,075,398	32,075,398	—	—
Preferred Securities—Capital Securities:
Real Estate—Specialty	1,372,236	847,236	525,000	—
Other Industries	8,148,438	—	8,148,438	—
Short-Term Investments	848,799	—	848,799	—
Purchase Option Contracts	25,210	—	25,210	—

Total Investments in Securities(a)	$344,252,214	$333,107,906	$11,144,308	$—

Written Option Contracts	$(28,703)	$—	$(28,703)	$—

Total Derivative Liabilities(a)	$(28,703)	$—	$(28,703)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the three months ended March 31, 2019:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a)(b)	$3,330,314	$4,061,737

(a)

Notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for purchased options and two months for written options.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.